Exhibit 99.2

GLIMCHER Supplemental Information For the three and twelve months ended December 31, 2010 and 2009

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Twelve Months Ended December 31, 2010 and 2009

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 12
Joint Venture Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics
Leasing Results and Re-leasing Spreads	Page 14
Mall Portfolio Statistics by Asset Category	Page 15
Summary of Significant Tenants	Page 16
Top 10 Regional Mall Tenants	Page 17
Lease Expiration Schedule	Page 18
Page 19
Development Activity:
Capital Expenditures	Page 20
Scottsdale Quarter Update	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended December 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$40,806	$-	$40,806	$46,979	$-	$46,979
Percentage rents	1,576	-	1,576	1,865	-	1,865
Tenant reimbursements	20,003	-	20,003	22,679	4	22,683
Other (see components on page 3)	7,874	-	7,874	8,056	206	8,262
Total Revenues	70,259	-	70,259	79,579	210	79,789

Expenses:
Property operating expenses	(13,873)	3	(13,870)	(16,370)	15	(16,355)
Real estate taxes	(8,852)	(3)	(8,855)	(9,080)	(3)	(9,083)
	(22,725)	-	(22,725)	(25,450)	12	(25,438)
Provision for doubtful accounts	(263)	-	(263)	(1,389)	-	(1,389)
Other operating expenses (see components on page 4)	(2,377)	-	(2,377)	(2,056)	(166)	(2,222)
Real estate depreciation and amortization	(16,390)	-	(16,390)	(19,634)	-	(19,634)
Non-real estate depreciation and amortization	(421)	-	(421)	(460)	-	(460)
General and administrative	(5,170)	(1)	(5,171)	(4,894)	(3)	(4,897)
Impairment loss	-	-	-	(3,422)	-	(3,422)
Total Expenses	(47,346)	(1)	(47,347)	(57,305)	(157)	(57,462)

Operating Income	22,913	(1)	22,912	22,274	53	22,327

Interest income	321	(60)	261	1,270	-	1,270
Interest expense	(17,285)	-	(17,285)	(19,661)	(4)	(19,665)
Loan fee amortization	(1,878)	-	(1,878)	(660)	-	(660)
Other expenses, net (see components on page 6)	-	-	-	(3,344)	-	(3,344)
Equity in income (loss) of unconsolidated real estate entities, net	469	-	469	(1,349)	-	(1,349)
Income (loss) from continuing operations	4,540	(61)	4,479	(1,470)	49	(1,421)
Discontinued Operations:
(Loss) income from operations	(61)	61	-	49	(49)	-
Net income (loss)	4,479	-	4,479	(1,421)	-	(1,421)
Allocation to noncontrolling interests	435	-	435	242	-	242
Net income (loss) attributable to Glimcher Realty Trust	4,914	-	4,914	(1,179)	-	(1,179)
Preferred share dividends	(6,137)	-	(6,137)	(4,359)	-	(4,359)
Net loss to common shareholders	$(1,223)	$-	$(1,223)	$(5,538)	$-	$(5,538)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Twelve Months Ended December 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$166,072	$(66)	$166,006	$185,269	$1,718	$186,987
Percentage rents	4,628	-	4,628	5,489	22	5,511
Tenant reimbursements	81,284	(5)	81,279	92,140	1,180	93,320
Out parcel sales	-	-	-	1,675	-	1,675
Other (see components on page 3)	22,788	64	22,852	23,852	462	24,314
Total Revenues	274,772	(7)	274,765	308,425	3,382	311,807

Expenses:
Property operating expenses	(57,659)	4	(57,655)	(64,978)	(1,930)	(66,908)
Real estate taxes	(33,626)	(7)	(33,633)	(36,218)	(472)	(36,690)
	(91,285)	(3)	(91,288)	(101,196)	(2,402)	(103,598)
Provision for doubtful accounts	(3,754)	-	(3,754)	(5,849)	(307)	(6,156)
Other operating expenses (see components on page 4)	(12,356)	(75)	(12,431)	(8,633)	(455)	(9,088)
Cost related to sales of out parcels	-	-	-	(1,145)	-	(1,145)
Real estate depreciation and amortization	(67,548)	-	(67,548)	(78,935)	-	(78,935)
Non-real estate depreciation and amortization	(1,995)	-	(1,995)	(2,027)	-	(2,027)
General and administrative	(19,477)	(6)	(19,483)	(18,305)	(19)	(18,324)
Impairment loss	-	-	-	(3,422)	-	(3,422)
Total Expenses	(196,415)	(84)	(196,499)	(219,512)	(3,183)	(222,695)

Operating Income	78,357	(91)	78,266	88,913	199	89,112

Interest income	1,191	(59)	1,132	2,934	9	2,943
Interest expense	(72,346)	-	(72,346)	(77,385)	(1,210)	(78,595)
Loan fee amortization	(6,488)	-	(6,488)	(2,660)	(34)	(2,694)
Other expenses, net (see components on page 6)	-	-	-	(3,344)	-	(3,344)
Equity in income (loss) of unconsolidated real estate entities, net	31	-	31	(3,191)	-	(3,191)
Income from continuing operations	745	(150)	595	5,267	(1,036)	4,231
Discontinued Operations:
Loss on disposition of properties	(215)	-	(215)	(288)	-	(288)
Impairment losses, net	-	-	-	(183)	-	(183)
Loss from operations	(150)	150	-	(1,036)	1,036	-
Net income	380	-	380	3,760	-	3,760
Allocation to noncontrolling interests	5,473	-	5,473	821	-	821
Net income attributable to Glimcher Realty Trust	5,853	-	5,853	4,581	-	4,581
Preferred share dividends	(22,236)	-	(22,236)	(17,437)	-	(17,437)
Net loss to common shareholders	$(16,383)	$-	$(16,383)	$(12,856)	$-	$(12,856)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended December 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$40,321	$-	$40,321	$47,186	$-	$47,186
Termination income	360	-	360	241	-	241
Straight-line rents	125	-	125	(448)	-	(448)
Total Minimum Rents	$40,806	$-	$40,806	$46,979	$-	$46,979

Components of Other Revenue:
Fee and service income	$2,098	$-	$2,098	$1,204	$-	$1,204
Specialty leasing and sponsorship income	4,560	-	4,560	5,252	7	5,259
Other	1,216	-	1,216	1,600	199	1,799
Total Other Revenue	$7,874	$-	$7,874	$8,056	$206	$8,262

	Twelve Months Ended December 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$164,250	$(66)	$164,184	$185,695	$1,805	$187,500
Termination income	1,101	-	1,101	718	3	721
Straight-line rents	721	-	721	(1,144)	(90)	(1,234)
Total Minimum Rents	$166,072	$(66)	$166,006	$185,269	$1,718	$186,987

Components of Other Revenue:
Fee and service income	$6,272	$-	$6,272	$4,655	$-	$4,655
Specialty leasing and sponsorship income	11,286	-	11,286	12,708	64	12,772
Other (1)	5,230	64	5,294	6,489	398	6,887
Total Other Revenue	$22,788	$64	$22,852	$23,852	$462	$24,314

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the twelve months ended December 31, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and Westshore Plaza. Included in the twelve months ended December 31, 2009 is a $1,482 gain on the sale of an operating asset. Both of these gains are excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended December 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$1,002	$-	$1,002	$390	$-	$390
Discontinued development write offs	11	-	11	7	-	7
Specialty leasing costs	462	-	462	474	-	474
Other	902	-	902	1,185	166	1,351
Total Other Operating Expenses	$2,377	$-	$2,377	$2,056	$166	$2,222

	Twelve Months Ended December 31,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$3,149	$-	$3,149	$1,848	$-	$1,848
Discontinued development write offs	241	-	241	243	-	243
Speciality leasing costs	1,752	-	1,752	1,771	41	1,812
Scottsdale ground lease	2,551	-	2,551	-	-	-
Other	4,663	75	4,738	4,771	414	5,185
Total Other Operating Expenses	$12,356	$75	$12,431	$8,633	$455	$9,088

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended December 31, 2010		For the Three Months Ended December 31, 2009
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$28,178	$10,701	$7,760	$4,028
Operating expenses	(12,970)	(4,872)	(5,245)	(2,707)
Net operating income	15,208	5,829	2,515	1,321
Depreciation and amortization	(8,224)	(3,020)	(2,851)	(1,472)
Other expenses, net	(903)	(198)	(5)	(3)
Interest expense, net	(5,713)	(2,138)	(2,318)	(1,191)
Net income (loss)	368	473	(2,659)	(1,345)
Preferred dividend	(8)	(4)	(8)	(4)
Net income (loss) to partnership	$360	$469	$(2,667)	$(1,349)

GPLP's share of income (loss) from investment in unconsolidated entites	$469		$(1,349)

	For the Twleve Months Ended December 31, 2010		For the Twelve Months Ended December 31, 2009
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$75,440	$32,211	$30,811	$15,996
Operating expenses	(36,180)	(15,766)	(19,148)	(9,911)
Net operating income	39,260	16,445	11,663	6,085
Depreciation and amortization	(22,251)	(9,393)	(10,893)	(5,628)
Other expenses, net	(908)	(201)	(31)	(16)
Interest expense, net	(16,029)	(6,804)	(7,006)	(3,616)
Net income (loss)	72	47	(6,267)	(3,175)
Preferred dividend	(31)	(16)	(31)	(16)
Net income (loss) to partnership	$41	$31	$(6,298)	$(3,191)

GPLP's share of income (loss) from investment in unconsolidated entities	$31		$(3,191)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2010					2009
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net loss to common shareholders	$(3,647)	$(6,910)	$(4,603)	$(1,223)	$(16,383)	$(3,555)	$(1,328)	$(2,435)	$(5,538)	$(12,856)
Real estate depreciation and amortization	19,697	15,841	15,620	16,390	67,548	22,526	18,260	18,515	19,634	78,935
Partners share of consolidated joint venture depreciation	(350)	(410)	(484)	(93)	(1,337)	-	-	-	-	-
Equity in loss (income) of unconsolidated entities	424	(56)	70	(469)	(31)	357	726	759	1,349	3,191
Pro-rata share of unconsolidated entities funds from operations	723	2,589	2,533	3,486	9,331	1,149	595	526	93	2,363
Noncontrolling interest in operating partnership	(160)	(298)	(179)	(54)	(691)	(281)	(107)	(191)	(242)	(821)
(Gain) loss on disposition of properties	(332)	-	-	-	(332)	(1,482)	-	288	-	(1,194)
FFO	$16,355	$10,756	$12,957	$18,037	$58,105	$18,714	$18,146	$17,462	$15,296	$69,618

Adjusted Funds from Operations:
FFO	$16,355	$10,756	$12,957	$18,037	$58,105	$18,714	$18,146	$17,462	$15,296	$69,618
Add back: impairment adjustments	-	-	-	-	-	183	-	-	3,422	3,605
Less: fair market value adjustment of derivative	-	-	-	-	-	-	-	-	(1,622)	(1,622)
Add back: charge to fully reserve note receivable	-	-	-	-	-	-	-	-	4,966	4,966
Add back: defeasance charges and related deferred fees	-	1,070	-	-	1,070	-	-	-	-	-
Adjusted Funds from Operations	$16,355	$11,826	$12,957	$18,037	$59,175	$18,897	$18,146	$17,462	$22,062	$76,567

Weighted average common shares outstanding - diluted (1)	71,958	72,225	83,235	88,360	78,997	40,866	41,145	44,053	71,857	49,582

FFO per diluted share	$0.23	$0.15	$0.16	$0.20	$0.74	$0.46	$0.44	$0.40	$0.21	$1.40
Adjustments: impairment, derivative and note receivable	-	0.01	-	-	0.01	0.00	-	-	0.09	0.14
Adjusted FFO per diluted share	$0.23	$0.16	$0.16	$0.20	$0.75	$0.46	$0.44	$0.40	$0.31	$1.54

	2010					2009
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	44.0%	61.1%	64.2%	49.0%	53.4%	21.6%	22.7%	25.2%	32.6%	25.9%

	2010					2009
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,034	$1,274	$898	$971	$4,177	$1,063	$1,119	$937	$1,020	$4,139
Straight-line adjustment as (decrease) increase to FFO	$(334)	$(106)	$129	$125	$(186)	$(596)	$72	$(262)	$(448)	$(1,234)
Fair value of debt amortized as a reduction (increase) to interest expense	$113	$(66)	$(65)	$(65)	$(83)	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase (decrease) to base rents	$135	$74	$51	$(44)	$216	$78	$329	$235	$248	$890
Discontinued development write-off's	$227	$3	$-	$11	$241	$-	$185	$51	$7	$243
Impairment adjustments	$-	$-	$-	$-	$-	$(183)	$-	$-	$(3,422)	$(3,605)
Gain on fair market value adjustment of derivative/charge to fully reserve note receivable	$-	$-	$-	$-	$-	$-	$-	$-	$(3,344)	$(3,344)

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2010					2009
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net (loss) income to partnership	$(803)	$393	$91	$360	$41	$(711)	$(1,424)	$(1,496)	$(2,667)	$(6,298)
Real estate depreciation and amortization	2,256	5,695	5,891	8,221	22,063	2,898	2,549	2,487	2,792	10,726
FFO	$1,453	$6,088	$5,982	$8,581	$22,104	$2,187	$1,125	$991	$125	$4,428

Pro-rata share of unconsolidated entities funds from operations	$723	$2,589	$2,533	$3,486	$9,331	$1,149	$595	$526	$93	$2,363

	2010					2009
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as an increase (decrease) to base rent	$19	$(67)	$(39)	$35	$(52)	$15	$78	$64	$(122)	$35
Intangible amortization as an increase to minimum rents	$191	$325	$233	$310	$1,059	$217	$216	$345	$200	$978
Straight line adjustment - ground lease expense	$-	$-	$-	$81	$81	$-	$102	$122	$174	$398
Loan fee amortization	$93	$91	$61	$72	$317	$63	$73	$90	$122	$348

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2010					2009
	3 mos	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$712	$(1,307)	$1,534	$4,914	$5,853	$804	$3,031	$1,925	$(1,179)	$4,581
Interest expense (continuing and discontinued operations)	20,077	18,124	16,860	17,285	72,346	19,621	19,265	20,044	19,665	78,595
Loan fee amortization (continuing and discontinued operations)	979	1,995	1,636	1,878	6,488	655	772	607	660	2,694
Taxes (continuing and discontinued operations)	449	497	588	377	1,911	370	557	462	965	2,354
Depreciation and amortization (continuing and discontinued operations)	20,201	16,359	16,172	16,811	69,543	23,058	18,801	19,009	20,094	80,962
EBITDA	42,418	35,668	36,790	41,265	156,141	44,508	42,426	42,047	40,205	169,186
Allocation to noncontrolling interests	(1,306)	(1,679)	(2,053)	(435)	(5,473)	(281)	(107)	(191)	(242)	(821)
Charge to fully reserve note receivable	-	-	-	-	-	-	-	-	4,966	4,966
EBITDA related to pro-rata share of unconsolidated entities, net	2,107	4,491	4,455	5,360	16,413	2,121	2,192	2,293	2,670	9,276
Gain on fair market value adjustment of derivative	-	-	-	-	-	-	-	-	(1,622)	(1,622)
(Gain) loss on disposition of properties and impairment charges	(332)	-	-	-	(332)	(1,299)	-	288	3,422	2,411
Adjusted EBITDA	$42,887	$38,480	$39,192	$46,190	$166,749	$45,049	$44,511	$44,437	$49,399	$183,396

Operating Ratios:
General and administrative / total revenues	6.5%	7.5%	7.2%	7.4%	7.1%	6.1%	5.7%	5.7%	6.1%	5.9%
Tenant reimbursements / (real estate taxes + property operating expenses)	89.5%	90.3%	88.4%	88.0%	89.0%	91.6%	92.2%	91.4%	89.1%	91.1%

Earnings per Share:
Weighted average common shares outstanding - basic	68,782	68,926	79,967	85,050	75,738	37,864	38,023	41,038	68,716	46,480
Weighted average common shares outstanding - diluted	71,768	71,912	82,953	88,036	78,724	40,850	41,009	44,024	71,702	49,466

Loss per share - basic	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

Loss per share - diluted	$(0.05)	$(0.10)	$(0.06)	$(0.01)	$(0.22)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2010				2009
	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Assets:
Land	$194,343	$194,343	$224,967	$250,408	$251,001
Buildings, improvements and equipment	1,555,014	1,583,805	1,596,077	1,657,154	1,839,342
Developments in progress	219,235	216,773	253,256	210,797	45,934
	1,968,592	1,994,921	2,074,300	2,118,359	2,136,277
Less accumulated depreciation	546,648	560,666	574,063	588,351	624,165
Property and equipment, net	1,421,944	1,434,255	1,500,237	1,530,008	1,512,112

Deferred leasing costs, net	18,081	17,957	19,081	19,997	18,751
Investment in and advances to unconsolidated real estate entities	124,680	124,601	126,898	138,194	138,898
Investment in real estate, net	1,564,705	1,576,813	1,646,216	1,688,199	1,669,761

Cash and cash equivalents	11,300	9,654	6,678	9,245	85,007
Restricted cash	11,705	13,402	15,578	17,037	12,684
Tenant accounts receivable, net	20,126	19,502	21,510	25,342	30,013
Deferred expenses, net	15,803	16,097	15,698	14,828	9,018
Prepaid and other assets	36,629	35,311	35,935	37,697	43,429
Total Assets	$1,660,268	$1,670,779	$1,741,615	$1,792,348	$1,849,912

Liabilities and Equity:
Mortgage notes payable	$1,140,352	$1,157,576	$1,224,730	$1,243,759	$1,224,991
Notes payable	226,102	155,998	112,153	153,553	346,906
Accounts payable and accrued expenses	82,451	85,570	49,600	48,328	59,071
Distributions payable	11,549	13,329	14,940	14,941	11,530
Total Liabilities	1,460,454	1,412,473	1,401,423	1,460,581	1,642,498

Equity:
Series F cumulative preferred shares	60,000	60,000	60,000	60,000	60,000
Series G cumulative preferred shares	150,000	222,174	222,174	222,074	150,000
Common shares of beneficial interest	689	689	850	851	687
Additional paid-in capital	666,771	667,119	759,460	763,951	666,489
Distributions in excess of accumulated earnings	(681,890)	(695,693)	(708,800)	(718,529)	(671,351)
Other comprehensive loss	(8,889)	(7,688)	(6,768)	(3,707)	(3,819)
Total Glimcher Realty Trust Shareholders' Equity	186,681	246,601	326,916	324,640	202,006
Noncontrolling interest	13,133	11,705	13,276	7,127	5,408
Total equity	199,814	258,306	340,192	331,767	207,414
Total Liabilities and Equity	$1,660,268	$1,670,779	$1,741,615	$1,792,348	$1,849,912

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2010				2009
	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos	3 mos
	Mar. 31	June 30	Sept. 30	Dec. 31	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$5.07	$5.98	$6.15	$8.40	$1.40	$2.90	$3.67	$2.70

Market Capitalization Ratio:
Common shares outstanding	68,914	68,937	85,044	85,053	38,009	38,029	68,708	68,719
Operating partnership units outstanding	2,986	2,986	2,986	2,986	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	71,900	71,923	88,030	88,039	40,995	41,015	71,694	71,705

Valuation - Common shares and operating partnership units outstanding	$364,533	$430,100	$541,385	$739,528	$57,393	$118,944	$263,117	$193,604
Preferred shares	210,000	282,174	282,174	282,074	210,000	210,000	210,000	210,000
Total wholly-owned debt (end of period)	1,238,091	1,185,211	1,207,974	1,397,312	1,641,266	1,637,762	1,586,166	1,571,897
Total market capitalization	$1,812,624	$1,897,485	$2,031,533	$2,418,914	$1,908,659	$1,966,706	$2,059,283	$1,975,501

Debt / Market capitalization	68.3%	62.5%	59.5%	57.8%	86.0%	83.3%	77.0%	79.6%
Debt / Market capitalization including pro-rata share of joint ventures	71.3%	65.9%	62.9%	60.4%	86.6%	84.0%	78.1%	80.6%

	Facility	2010
Credit Facility Debt Covenant Requirements:(1)	Requirements	Dec. 31
Maximum Corporate Debt to Total Asset Value	70.0%	61.5%
Minimum Interest Coverage Ratio	1.75x	2.15x
Minimum Fixed Charge Coverage Ratio	1.30x	1.44x
Maximum Recourse Debt	25.0%	12.7%

(1) Requirements per the covenants in place from our credit facility as of December 31, 2010.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Dec. 31,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Initial/Final
Fixed Rate	2010	2009	2010	2009	Terms	Terms	at Maturity	Maturity
Scottsdale Quarter (n)	$138,179	$-	5.94%	-	(h)	(b)	$138,179	May 29, 2011
Northtown Mall (o)	37,000	40,000	6.02%	6.02%	(i)	(b)	$37,000	October 21, 2011
Ashland Town Center	22,413	23,081	7.25%	7.25%		(a)	$21,817	November 1, 2011
Scottsdale Phase III Land (Senior Loan)	12,500	-	5.50%	-		(b)	$12,500	November 5, 2011
Polaris Lifestyle Center	23,400	23,400	5.58%	5.58%	(k)	(b)	$23,400	February 1, 2012
Dayton Mall	51,789	52,948	8.27%	8.27%	(l)	(a)	$49,864	(e)
Scottsdale Phase III Land (Junior Loan)	3,500	-	6.00%	-		(b)	$3,500	October 15, 2012
Polaris Fashion Place	131,581	134,436	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens	147,138	150,274	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	101,709	103,752	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	55,518	56,637	7.54%	7.54%	(l)	(a)	$49,969	(f)
Merritt Square Mall	56,815	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	69,838	-	4.91%	-		(a)	$64,577	October 1, 2015
River Valley Mall	48,784	49,433	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	41,958	42,493	5.87%	5.87%		(a)	$38,057	December 11, 2016
Polaris Towne Center	45,680	-	6.76%	-		(a)	$39,934	April 1, 2020
The Mall at Johnson City	54,706	-	6.76%	-		(a)	$47,768	May 6, 2020
Grand Central Mall	44,799	-	6.05%	-		(a)	$38,307	July 6, 2020
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,166,307	812,454
Variable Rate
Colonial Park Mall (p)	40,000	42,250	3.54%	4.72%	(g)	(b)	$40,000	April 23, 2012
Morgantown Mall	38,675	39,335	3.76%	6.52%	(j)	(a)	$38,028	October 13, 2011

Other
Fair Value Adjustment - Merritt Square Mall	(1,223)	(1,485)
Extinguished/Transferred Debt	-	332,437		(m)

Total Mortgage Notes Payable	$1,243,759	$1,224,991

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan required monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The loan requires semi-annual payments of interest.
(e)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(f)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(g)	Interest rate of LIBOR plus 300 basis points. $30 million has been fixed through a swap agreement at a rate of 3.64% at December 31, 2010. The full loan amount was fixed at a rate of 4.72% through a swap agreement at December 31, 2009.
(h)	Interest rate of LIBOR plus 200 basis points fixed through a swap agreement at a rate of 5.94% at December 31, 2010.
(i)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at December 31, 2010 and December 31, 2009.
(j)	Interest rate of LIBOR plus 350 basis points. The rate was fixed through a swap agreement at a rate of 6.52% at December 31, 2009.
(k)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75% and is fixed through a swap agreement at a rate of 5.58% at December 31, 2010 and December 31, 2009.
(l)	Interest rate escalates after optional prepayment date.
(m)	Interest rates ranging from 5.09% to 8.37% at December 31, 2009.
(n)	Beginning in 2010, the Scottsdale Quarter joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity.
The Company acquired all of the ownership interest in October 2010.
(o)	The Company elected to make a $3 million partial loan payment in June 2010.
(p)	The Company elected to make a $2.25 million partial loan payment in December 2010.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments (c)
Description	Maturity	Option	Rate	12/31/2010	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties
Scottsdale Quarter (a)	05/2011	05/2013	5.94%	$138,179	$-	$-	$138,179
Northtown Mall (a)	10/2011	10/2012	6.02%	37,000	-	37,000
Morgantown Mall	10/2011	10/2013	3.76%	38,675	586	647	37,442
Ashland Town Center	11/2011		7.25%	22,413	22,413
Scottsdale Phase III Land (Senior Loan)	11/2011	11/2012	5.50%	12,500	-	12,500
Polaris Lifestyle Center (a)	02/2012	08/2013	5.58%	23,400	-	-	23,400
Colonial Park Mall (d)	04/2012	04/2013	3.54%	40,000	-	-	40,000
Dayton Mall	07/2012		8.27%	51,789	1,260	50,529
Scottsdale Phase III Land (Junior Loan)	10/2012		6.00%	3,500	-	3,500
Polaris Fashion Place	04/2013		5.24%	131,581	3,011	3,155	125,415
Jersey Gardens	06/2014		4.83%	147,138	3,292	3,437	3,629	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	101,709	2,159	2,265	2,409	94,876
Supermall of the Great Northwest	02/2015		7.54%	55,518	1,208	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	56,815	753	786	838	885	53,553
Scottsdale Quarter Fee Interest	10/2015		4.91%	69,838	1,009	1,052	1,115	1,171	65,491
River Valley Mall	01/2016		5.65%	48,784	686	719	768	815	863	$44,933
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	60,000
Eastland Mall	12/2016		5.87%	41,958	570	597	641	680	722	38,748
Polaris Towne Center	04/2020		6.76%	45,680	475	489	533	571	611	646	$42,355
The Mall at Johnson City	05/2020		6.76%	54,706	552	581	633	677	726	766	50,771
Grand Central Mall	07/2020		6.05%	44,799	825	869	931	991	1,053	1,113	39,017
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(1,223)	(264)	(264)	(264)	(264)	(167)

Subtotal (b)				1,243,759	38,535	119,154	377,075	238,699	172,947	146,206	151,143

Credit Facility	12/2011	12/2012	5.50%	153,553	-	153,553

Total Wholly Owned Maturities				$1,397,312	$38,535	$272,707	$377,075	$238,699	$172,947	$146,206	$151,143

Total Joint Venture Maturities (pro-rata share)				$160,642	$19,705	$58,749	$47,810	$562	$33,816	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,557,954	$58,240	$331,456	$424,885	$239,261	$206,763	$146,206	$151,143

(a) Interest rates are fixed through various interest rate swap agreements.
(b) Weighted Average interest rate for the fixed rate mortgage debt was 5.9% as of December 31, 2010 with an initial weighted average maturity of 4.0 years when considering available extension options.

(c) Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(d) $30 million of the loan has been fixed through an interest rate swap agreement and the remaining $10 million incurs interest at a rate of LIBOR plus 300 basis points.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan	Final	Extension	Balance	Principal Payments - Assumes Exercise of Extension Options
Description	12/31/2010	Terms	Maturity	Options (e)	12/31/2010	2011	2012	2013	2014	2015

Fixed Rate Mortgages
Puente Hills Mall	3.17%	(a)	June 1, 2011	June 1, 2012	$44,775	$473	$44,302
Westshore Plaza	5.09%		September 9, 2012		88,212	2,003	86,209
Lloyd Center	5.42%		June 11, 2013		123,764	2,722	2,856	$118,186
Pearlridge Center	4.60%	(b)	November 1, 2015		175,000	-	431	2,681	$2,809	$169,079
Total Fixed Rate Mortgages					431,751	5,198	133,798	120,867	2,809	169,079

Variable Rate Mortgages
Tulsa Promenade	7.00%	(c)	March 14, 2011		29,311	29,311	-	-	-	-
Surprise Town Square	5.50%	(d)	October 1, 2011		4,653	4,653	-	-	-	-
Total Variable Rate Mortgages					33,964	33,964	-	-	-	-

Total Joint Venture Mortgages					$465,715	$39,162	$133,798	$120,867	$2,809	$169,079

Joint Venture Debt (Pro Rata Share)					$160,642	$19,705	$58,749	$47,810	$562	$33,816

(a) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap.
(b) The loan requires monthly payments of interest only until November 2012.
(c) Interest rate is the greater of 7.00% or LIBOR plus 4.00%. The loan requires monthly payments of interest only, however net cash flows from the property will be used to reduce the principal balance on a quarterly basis.
(d) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only.
(e) Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009

Core Malls (2)
Mall Anchors	95.7%	94.4%	93.9%	93.8%	94.1%
Mall Stores	92.8%	90.9%	90.5%	90.5%	92.0%
Total Occupancy	94.6%	93.2%	92.7%	92.6%	93.3%

Mall Portfolio - excluding Joint Ventures (3)
Mall Anchors	94.6%	92.7%	92.6%	92.5%	92.5%
Mall Stores	92.0%	90.9%	90.3%	90.2%	92.2%
Total Occupancy	93.6%	92.0%	91.8%	91.7%	92.4%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Includes the Company's joint venture malls.
(3) Excludes mall properties that are held in joint ventures as of December 31, 2010.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the twelve months ended December 31, 2010:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	295,776	100,673	396,449	$11.44	$18.64	$13.42
Mall Stores	346,463	470,477	816,940	$28.95	$33.58	$31.46

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and twelve months ended December 31, 2010, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended December 31, 2010
Mall Anchors	67,960	58,879	126,839	$15.70	$13.40	$16.98	$13.25	$16.29	$13.33	22%
Mall Stores	11,535	53,279	64,814	$56.19	$62.34	$31.78	$30.43	$36.12	$36.11	0%

Twelve months ended December 31, 2010
Mall Anchors	170,735	100,673	271,408	$11.10	$10.26	$19.21	$16.06	$14.11	$12.41	14%
Mall Stores	85,442	293,094	378,536	$35.22	$33.28	$34.62	$33.73	$34.75	$33.63	3%

MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
as of December 31, 2010

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2010	Avg. Mall Store Sales PSF (1) December 2009	Mall Store Occupancy 12/31/2010	Mall Store Occupancy 12/31/2009	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,301,776	$625	$549	100.0%	98.7%
Lloyd Center (JV)	Portland, OR	23	1,475,728	$348	$348	95.5%	94.4%
Mall at Fairfield Commons	Dayton, OH	61	1,138,752	$329	$313	93.5%	93.9%
Mall at Johnson City	Johnson City, TN	>100	568,907	$397	$409	93.7%	94.1%
Pearlridge Center (JV)	Honolulu, HI	55	1,147,618	$487	n/a	100.0%	n/a
Polaris Fashion Place	Columbus, OH	32	1,569,167	$394	$374	98.4%	97.9%
Scottsdale Quarter	Scottsdale, AZ	12	258,356	$1,664	$-	(3)	(3)
Weberstown Mall	Stockton, CA	78	857,605	$360	$375	86.5%	86.1%
Westshore Plaza (JV)	Tampa, FL	19	1,071,891	$383	$370	96.4%	93.1%
			9,389,800	$453	$406	96.2%	95.0%	58%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) December 2010	Avg. Mall Store Sales PSF (1) December 2009	Mall Store Occupancy 12/31/2010	Mall Store Occupancy 12/31/2009	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	419,633	$400	$388	97.2%	87.0%
Colonial Park Mall	Harrisburg, PA	96	741,074	$268	$257	90.6%	93.8%
Dayton Mall	Dayton, OH	61	1,417,150	$291	$278	88.4%	89.3%
Eastland Mall	Columbus, OH	32	999,299	$308	$271	94.6%	93.3%
Grand Central Mall	Parkersburg, WV	>100	846,039	$333	$295	93.0%	93.2%
Indian Mound Mall	Columbus, OH	32	557,216	$225	$236	87.1%	88.3%
Merritt Square Mall	Merritt Island, FL	27	807,750	$298	$290	78.0%	87.5%
Morgantown Mall	Morgantown, WV	>100	557,770	$346	$343	94.3%	89.8%
New Towne Mall	New Philadelphia, OH	>100	512,326	$252	$233	90.1%	92.3%
Northtown Mall	Minneapolis, MN	16	701,269	$339	$317	85.5%	82.7%
Puente Hills Mall (JV)	City of Industry, CA	2	1,099,299	$212	$218	88.3%	87.7%
River Valley Mall	Columbus, OH	32	586,889	$288	$289	90.2%	91.5%
Supermall of the Great NW	Seattle, WA	15	933,295	$213	$205	83.4%	90.0%
Tulsa Promenade (JV)	Tulsa, OK	53	926,456	$272	$275	85.5%	85.1%
			11,105,465	$284	$271	88.5%	89.4%	42%

TOTAL MALL ASSETS			20,495,265	$371	$334	92.8%	92.0%

TOTAL MALL ASSETS EXCLUDING JOINT VENTURE (JV) MALLS				$375	$340	92.0%	92.2%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended December 31, 2010.
(3) GLA disclosed and used in portfolio occupancy calculations includes only the tenants that are open as of December 31, 2010.

SUMMARY OF SIGNIFICANT TENANTS
As of December 31, 2010

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	28	388,320	$5,573,944	2.4%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	4,926,371	2.1%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	43	177,547	4,606,010	2.0%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	35	65,040	4,303,587	1.9%
AMC Entertainment, Inc.		2	148,344	4,189,000	1.8%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center, Gymboree	16	424,153	3,962,019	1.7%
Forever 21, Inc.		9	190,634	3,900,617	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	23	2,685,330	3,683,642	1.6%
Bon-Ton Department Stores, Inc.	Bon-Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.5%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.5%
Genesco Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	49	75,196	3,114,903	1.4%
American Eagle Outfitters, Inc.	aerie, American Eagle	18	108,851	2,842,330	1.2%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	37	91,176	2,727,090	1.2%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	30	30,513	2,415,625	1.0%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.0%

Total tenants representing > 1.0%		364	7,817,324	$55,500,297	24.0%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of December 31, 2010

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$4,926,371	2.2%
Foot Locker, Inc.	43	177,547	$4,606,010	2.1%
Signet Jewelers, Ltd.	34	59,260	$4,206,998	1.9%
Gap, Inc.	23	271,568	$3,597,392	1.6%
Genesco, Inc.	49	75,196	$3,114,903	1.4%
American Eagle Outfitters, Inc.	18	108,851	$2,842,330	1.3%
Luxottica Group	37	91,176	$2,727,090	1.2%
Zale Corp.	30	30,513	$2,415,625	1.1%
The Finish Line, Inc.	19	104,217	$2,229,052	1.0%
Claire's Stores, Inc.	31	45,486	$2,192,477	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	18	2,498,188	$2,538,973	12.2%
Macy's, Inc.	10	1,843,944	$655,000	9.0%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.0%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.5%
Dillard's	3	522,967	$-	2.6%
Belk, Inc.	6	416,131	$1,756,852	2.0%
Bain Capital, LLC	5	390,950	$3,244,052	1.9%
Saks Inc.	3	228,156	$2,360,100	1.1%
Boscov's Department Store, LLC	1	182,609	$-	0.9%
Dick's Sporting Goods, Inc.	3	179,000	$1,539,000	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of December 31, 2010

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2011	693	130,843	1,617,415	1,748,258	8.7%	$1,716,001	$37,062,877	$38,778,878	$13.11	$26.55	16.8%
2012	417	771,167	1,105,996	1,877,163	9.3%	4,105,318	25,482,017	29,587,335	$5.32	$27.59	12.8%
2013	290	654,197	753,788	1,407,985	7.0%	2,463,077	18,464,110	20,927,187	$3.77	$29.76	9.1%
2014	220	1,110,900	578,037	1,688,937	8.4%	7,528,225	15,380,807	22,909,032	$6.78	$30.63	9.9%
2015	207	1,451,921	666,120	2,118,041	10.5%	9,522,834	16,376,107	25,898,941	$7.31	$27.91	11.2%
Thereafter	721	8,519,388	2,770,928	11,290,316	56.1%	29,597,764	62,911,130	92,508,894	$7.49	$26.15	40.2%
	2,548	12,638,416	7,492,284	20,130,700	100.0%	$54,933,219	$175,677,048	$230,610,267	$6.94	$27.30	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended December 31, 2010			Three months ended December 31, 2009

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2010	Share	Total	2009	Share	Total
Development projects (1)	$35,696	$-	$35,696	$11	$6,256	$6,267

Redevelopment projects	$478	$9	$487	$1,772	$-	$1,772

Renovation with no incremental GLA	$3	$-	$3	$19	$-	$19

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$206	$240	$446	$1,444	$41	$1,485
Non-anchor stores	2,587	51	2,638	2,430	-	2,430
Operational capital expenditures	2,406	489	2,895	3,602	86	3,688
Total Property Capital Expenditures	$5,199	$780	$5,979	$7,476	$127	$7,603

	Twelve months ended December 31, 2010			Twelve months ended December 31, 2009

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2010	Share	Total	2009	Share	Total
Development projects (1)	$147,000	$-	$147,000	$291	$36,400	$36,691

Redevelopment projects	$3,922	$25	$3,947	$18,528	$10	$18,538

Renovation with no incremental GLA	$398	$6	$404	$393	$2	$395

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$5,855	$1,557	$7,412	$3,219	$790	$4,009
Non-anchor stores	9,500	191	9,691	9,793	180	9,973
Operational capital expenditures	5,865	810	6,675	6,563	403	6,966
Total Property Capital Expenditures	$21,220	$2,558	$23,778	$19,575	$1,373	$20,948

(1) During 2009 the Scottsdale Development project was included in Unconsolidated Joint Venture Proportionate Share figures. Beginning in 2010, our proportionate share of this development is included in Consolidated Properties through September 2010. In October 2010, the Company acquired the remaining 50% interest in Scottsdale Quarter. Included in the Consolidated
Properties 2010 amount is the $96 million expenditure for Phase I and II land at Scottsdale Quarter and $25.5 million for Phase III land at Scottsdale Quarter.

Scottsdale Quarter Update
(dollars in thousands)

Project	Total Project Costs (1)		Project Costs Incurred thru 12/31/2010 (1)	Stabilized Yield

Scottsdale Quarter:

Scottsdale, Arizona
Development of new retail/office
600,000 square feet lifestyle center
	Range
Phase I / II	Low	High
Hard Costs	$224,000	$234,000	$212,100
Land Purchase	96,000	96,000	96,000
Minority Partner Equity	(10,000)	(10,000)	(10,000)
	$310,000	$320,000	$298,100	6.5% - 7.0%

Phase III
Retail and Land	$50,000	$60,000	$25,450
Sale of Land Parcels	(25,000)	(20,000)	-
	$25,000	$40,000	$25,450	14.0% - 15.0%

Total Net Costs	$335,000	$360,000	$323,550	7.5% - 8.0%

(1) Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions, ground lease payments prior to land purchase in September 2010 and the cost of the land.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Estimated yield of project is subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

Project Leasing Update:
Phase I/II square footage is approximately 88% and 85% addressed for retail and office, respectively. The leases that are addressed include signed leases, letters of intent and leases out for signature.